Intangible assets, net (Details) - Schedule of Expected Annual Amortization Expense	May 31, 2023 USD ($)
Schedule of Expected Annual Amortization Expense [Abstract]
2024	$ 18,555
2025	18,555
2026	13,880
2027	1,817
Thereafter
Total	$ 52,807